/handwritten text/
                                                     back to

                                                     Bremer Bank
                                                     Branch of Dresdner Bank AG

                                                     Corporate Customer Service
                                                     Ms. Knie/na       KBS

                                                     Domshof 8/9, Bremen

                                                     Postal Address:
                                                     Bremer Bank
                                                     P.O. Box 10 79 80
                                                     28079 Bremen

                                                     /bank routing number/
                                                     S.W.I.F.T.: DRES DE FF 290

                                                     /phone and fax numbers/

                                                     Bremen, 04/01/96

Confidential

IAT Deutschland GmbH
Interactive Media Systems
- Management -
Fahrenheitstra Be 9
28359 Bremen

Dear Madame or Sir:

In 1991 the "Europaische Gemeinschaft fur Kohle und Stahl" (EGKS) [European Community of Coal and Steel] made available to us refinancing funds in the amount of 125,000.00 DM for the purpose of a loan to you. The loan was posted with a value date of 03/27/91 and was to be paid off by 03/27/96. The loan was to be repaid in a lump sum at the end of the loan agreement.

Now therefore, we confirm to you herewith that we shall make available to you, on account number 2 855 525 03, for the purposes of follow-up financing to the aforementioned EGKS funds a loan in the amount of 125,000.00 DM

subject to the terms and conditions set forth below.

Loan payment:           100%
Maturity:               12/31/96
Interest rate:          6.5% p.a., fixed until 12/31/96; no processing fee
Repayment:              In eight (8) monthly  instalments  of 13,900.00 DM each,
                        beginning on 04/30/96, and a final payment of 13,800.00 on 12/31/96.

We  shall   automatically   deduct  the  interest  payments  and  the  repayment
instalments from your checking account number 2 855 525 00 on the respective due dates.

Bremer Bank

/initials/

                   /preprinted text at bottom of the page: bank's trade registry number, names of board members/

                                                                     Bremer Bank

Page 2 of the Letter of 04/01/96 to
IAT Deutschland GmbH
Interactive Media Systems
- Management -
Fahrenheitstra Be 9
28359 Bremen

The following collateral has been stipulated:

-     A maximum guaranty for DM 125,000.00 issued by IAT AG, Switzerland.

The aforesaid guaranty shall secure the present loan, as well as any and all existing, future, and qualified claims of Dresdner Bank AG, including all of its domestic and foreign branches, under this banking relationship. Details are or shall be stipulated at the time the security interest is created.

The right of lien and security interest stipulated under our General Terms and Conditions shall also serve as collateral. If the risk assessment is increased, we shall also be able to demand that the collateral provided be increased or that additional collateral be provided to us.

We request, in consideration of the provisions of Art.18 of the "Kreditwesengesetz" [banking law], that you keep us informed about the economic situation of your company and that you submit to us any and all year-end financial statements immediately after they have been prepared. In order to ensure that our information is current, we would appreciate it if you would make available to us your company's quarterly financial figures.

The General Terms and Conditions of the bank, which may be inspected at any branch and which will be sent to you upon request, shall also apply.

We are pleased to be able to assist you with the provision of the aforementioned loan. Please execute the enclosed copy of this letter to indicate your agreement with the stipulations set forth herein and return it to us.

Sincerely,
Bremer Bank
/signature/       /signature/
                                  Agree with the contents of this letter:
                                  Bremen,
                                  (Company Stamp and Signature)
                                  /preprinted text at bottom of page as above/


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